UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 3, 2007

                          SMART ENERGY SOLUTIONS, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

        000-26027                                        87-0626333
(Commission File Number)                       (IRS Employer Identification No.)

                                207 Piaget Avenue
                                Clifton, NJ 07011
                                -----------------
               (Address of Principal Executive Offices, Zip Code)

                                 (973) 340-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Between December 21, 2006 and January 3, 2007, Smart Energy Solutions, Inc. (the "Company") entered into Regulation S Subscription Agreements providing for the issuance of an aggregate of 4,453,410 shares of the Company's common stock to eight non-US persons. The purchase price paid to the Company for the purchase of such shares was $0.30 per share, amounting in the aggregate to $1,336,023. An additional 500,000 shares of the Company's common stock were issued to a non-US person as payment of commissions earned in connection with the sale of such shares. The shares were offered and sold pursuant to a placement held under Regulation S promulgated under the Securities Act of 1933, as amended. The Company did not make any offers in the United States, each of the purchasers was outside the United States, and there were no selling efforts in the United States.

For all the terms of the subscription agreements, reference is hereby made to the form of such agreement annexed hereto as Exhibit 10.32. All statements made herein concerning such agreements are qualified by references to said exhibits.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of business acquired.            Not applicable
(b) Pro forma financial information.                      Not applicable
(c) Exhibits:

      Exhibit 10.32 Form of Regulation S Subscription Agreement


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SMART ENERGY SOLUTIONS, INC.

                                        By:     /s/ Pete Mateja
                                                ---------------
                                        Name:   Pete Mateja
                                        Title:  Chief Executive Officer


Date:  January 8, 2007


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

                                  EXHIBIT 10.32




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